UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.          )

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Grocery Outlet Holding Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V44769-P04071 GROCERY OUTLET HOLDING CORP. 5650 HOLLIS STREET EMERYVILLE, CA 94608 GROCERY OUTLET HOLDING CORP. 2024 Annual Meeting Vote by June 2, 2024 11:59 PM ET You invested in GROCERY OUTLET HOLDING CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 3, 2024 at 11:00 AM Pacific Daylight Time. Vote Virtually at the Meeting* June 3, 2024 11:00 AM Pacific Daylight Time Virtually at: www.virtualshareholdermeeting.com/GO2024 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V44770-P04071 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. You are encouraged to review the complete proxy materials, which contain important information and can be accessed according to the instructions on the reverse side, prior to voting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Class II Directors. Nominees: 1a. Mary Kay Haben For 1b. Gail Moody-Byrd For 1c. Jeffrey R. York For 2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year ending December 28, 2024. For 3. To approve an advisory (non-binding) vote on the Company’s named executive officer compensation. For NOTE: In their discretion, the proxies, and each of them acting alone, are authorized to vote on such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.